Exhibit 99.1
REALNETWORKS ANNOUNCES THIRD QUARTER 2013 RESULTS

SEATTLE - October 30, 2013 - RealNetworks, Inc. (Nasdaq: RNWK) today announced results for the third quarter ended September 30, 2013.
Financial Summary

•	Revenue of $49.0 million

•	Net loss of $(31.4) million or $(0.88) per share

•	Adjusted EBITDA loss of $(8.4) million

•	Cash and short-term investments of $218.4 million as of September 30, 2013

Recent Highlights

•	On September 24, launched RealPlayer Cloud, the first integrated video player and cloud service

•	Acquired Muzicall Limited, a leading service provider for mobile carriers and media companies in Europe, for $6.7 million

•	Settled our two most significant outstanding litigation matters for an aggregate of $11.5 million

"We are pleased with our continued progress towards revitalizing RealNetworks," said Rob Glaser, Chairman and interim CEO of RealNetworks. "Last month we launched RealPlayer Cloud, our breakthrough product that makes it easy to move, watch, save and share video across every popular digital device. The initial market response to RealPlayer Cloud has been excellent and we think lays the foundation for a great future."

Third Quarter Results

For the third quarter of 2013, revenue was $49.0 million, a sequential decrease of (2)% from the second quarter of 2013, and a decrease of (17)% compared with the third quarter of 2012. Revenue trends in each of RealNetworks' businesses in the third quarter of 2013 compared with the year-earlier quarter were: a (18)% decrease in RealPlayer Group revenue to $17.6 million, a (13)% decrease in Mobile Entertainment revenue to $19.9 million and a (24)% decrease in Games revenue to $11.4 million.

Net loss for the third quarter of 2013 was $(31.4) million, or $(0.88) per share, compared with net loss of $(22.2) million, or $(0.63) per share, in the third quarter of 2012.

Adjusted EBITDA loss for the third quarter of 2013 was $(8.4) million, compared with an adjusted EBITDA loss of $(6.0) million for the third quarter of 2012. A reconciliation of GAAP operating income (loss) to adjusted EBITDA is provided in the financial tables that accompany this release.

As of September 30, 2013, RealNetworks had $218.4 million in unrestricted cash, cash equivalents and short-term investments compared with $271.4 million as of December 31, 2012, of which approximately $37.5 million was held in foreign jurisdictions. In addition, RealNetworks had $39.5 million in restricted cash and available-for-sale securities as of September 30, 2013, compared with $44.3 million as of December 31, 2012.

Segment Operating Results

	2013	2013	2012
	Q3	Q2	Q3
	(in thousands)
Revenue
RealPlayer Group	$17,641	$18,383	$21,392
Mobile Entertainment	19,948	18,592	22,820
Games	11,369	12,875	14,876
Corporate	—	—	—
Total	$48,958	$49,850	$59,088

Operating Income (loss)
RealPlayer Group	$(72)	$(27)	$1,575
Mobile Entertainment	(1,477)	(990)	(1,856)
Games	(3,360)	(2,261)	(2,136)
Corporate	(23,528)	(13,226)	(20,758)
Total	$(28,437)	$(16,504)	$(23,175)

Adjusted EBITDA
RealPlayer Group	$624	$470	$2,275
Mobile Entertainment	503	694	341
Games	(2,704)	(1,315)	(1,321)
Corporate	(6,792)	(5,602)	(7,337)
Total	$(8,369)	$(5,753)	$(6,042)

Business Outlook

For the fourth quarter of 2013, RealNetworks expects total revenue of $47.0 million to $50.0 million, with all segments declining year over year, Mobile Entertainment increasing, Games flat and RealPlayer Group declining sequentially. We expect adjusted EBITDA for the quarter to be a loss of $(8.0) million to $(11.0) million.

The foregoing forward-looking statements reflect RealNetworks' expectations as of October 30, 2013. It is not RealNetworks' general practice to update these forward-looking statements until its next quarterly results announcement.

Webcast and Conference Call Information
The company will host an audio Webcast conference call to review results and discuss the company's operations for the third quarter at 5:00 p.m. ET on October 30. The Webcast will be available at: http://investor.realnetworks.com
The on-demand Webcast will be available beginning approximately two hours following the conclusion of the live Webcast.
Conference Call Details
5 p.m. ET / 2 p.m. PT
Dial in:
888-790-3162 Domestic

415-228-4854 International

Passcode: Third Quarter Earnings
Leader: Rob Glaser

Telephonic replay will be available until 8 p.m. ET, November 20, 2013.
Replay dial in:
800-568-9796 Domestic
203-369-3292 International
Passcode: 103013

RNWK-F

For More Information
Investor Relations: ir@realnetworks.com

About RealNetworks
RealNetworks creates innovative applications and services that make it easy to connect with and enjoy digital media. RealNetworks invented the streaming media category in 1995 and continues to connect consumers with their digital media both directly and through partners, aiming to support every network, device, media type and social network. RealNetworks' corporate information is located at http://www.realnetworks.com/about-us.
RealNetworks, RealPlayer and GameHouse are trademarks or registered trademarks of RealNetworks, Inc. or its subsidiaries. All other companies or products listed herein are trademarks or registered trademarks of their respective owners.

About Non-GAAP Financial Measures
To supplement RealNetworks' consolidated financial information presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted EBITDA and adjusted EBITDA by reportable segment, which management believes provide investors with useful information.
In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP operating income (loss) to adjusted EBITDA and to adjusted EBITDA by reportable segment.
The rationale for management's use of non-GAAP measures is included in the supplementary materials presented with the third quarter earnings materials. Please refer to Exhibit 99.2 (“Information Regarding Non-GAAP Financial Measures”) to the company's report on Form 8-K, which is being submitted today to the SEC.

Forward-Looking Statements
This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to RealNetworks' current expectations regarding future revenue and adjusted EBITDA, future market performance, and its plans to attain growth and profitability and undertake certain strategic initiatives. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. Actual results may differ materially from the results predicted. Factors that could cause actual results to differ from the results predicted include: RealNetworks' ability to realize operating efficiencies, growth and other benefits from the implementation of its growth plan, strategic initiatives, and restructuring efforts; the emergence of new entrants and competition in the market for digital media products and services; other competitive risks, including the growth of competing technologies, products and services;

the potential outcomes and effects of claims and legal proceedings on RealNetworks' business, prospects, financial condition or results of operations; risks associated with key customer or strategic relationships, business acquisitions and the introduction of new products and services; changes in consumer and advertising spending in response to disruptions in the global financial markets; fluctuations in foreign currencies; and changes in RealNetworks' effective tax rate. More information about potential risk factors that could affect RealNetworks' business and financial results is included in RealNetworks' annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The preparation of RealNetworks' financial statements and forward-looking financial guidance requires the company to make estimates and assumptions that affect the reported amount of assets and liabilities, and revenues and expenses during the reported period.  Actual results may differ materially from these estimates under different assumptions or conditions. The company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarters Ended September 30,		Nine Months Ended September 30,

	2013	2012	2013	2012
	(in thousands, except per share data)

Net revenue	$48,958	$59,088	$155,601	$191,578

Cost of revenue	18,990	25,244	59,015	78,633

Gross profit	29,968	33,844	96,586	112,945

Sale of patents and other technology assets, net of costs (A)	—	—	—	116,353

Operating expenses:
Research and development	15,707	15,321	45,951	49,167
Sales and marketing	19,427	21,972	59,830	68,462
General and administrative	9,869	8,759	28,506	35,103
Restructuring and other charges	1,877	10,724	4,075	13,872
Lease exit and related charges	—	243	3,066	243
Loss on litigation settlements	11,525	—	11,525	—

Total operating expenses	58,405	57,019	152,953	166,847

Operating income (loss)	(28,437)	(23,175)	(56,367)	62,451

Other income (expenses):
Interest income, net	166	164	992	1,033
Gain (loss) on sale of equity and other investments, net	—	2,210	—	5,288
Equity in net loss of Rhapsody investment	(2,629)	(1,613)	(6,209)	(4,095)
Other income (expense), net	(118)	248	(146)	1,674

Total other income (expense), net	(2,581)	1,009	(5,363)	3,900

Income (loss) before income taxes	(31,018)	(22,166)	(61,730)	66,351
Income tax expense (benefit)	357	48	(210)	24,583

Net income (loss)	$(31,375)	$(22,214)	$(61,520)	$41,768

Basic net income (loss) per share	$(0.88)	$(0.63)	$(1.73)	$1.20
Diluted net income (loss) per share	$(0.88)	$(0.63)	$(1.73)	$1.19

Shares used to compute basic net income (loss) per share	35,670	34,998	35,490	34,747
Shares used to compute diluted net income (loss) per share	35,670	34,998	35,490	35,000

(A) On April 5, 2012, RealNetworks completed the sale of certain patents and other technology assets to Intel for a cash purchase of $120.0 million.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	September 30, 2013	December 31, 2012
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$134,879	$163,198
Short-term investments	83,527	108,216
Trade accounts receivable, net	26,494	30,754
Deferred costs, current portion	1,622	825
Deferred tax assets - current	3,942	2,869
Prepaid expenses and other current assets	12,152	17,002
Total current assets	262,616	322,864

Equipment, software, and leasehold improvements, at cost:
Equipment and software	94,054	98,041
Leasehold improvements	3,516	22,767
Total equipment, software, and leasehold improvements	97,570	120,808
Less accumulated depreciation and amortization	73,105	91,492
Net equipment, software, and leasehold improvements	24,465	29,316

Restricted cash equivalents and investments	5,000	10,000
Equity method investment	12,656	19,204
Available for sale securities	34,485	34,334
Other assets	2,844	3,153
Deferred costs, non-current portion	1,032	531
Deferred tax assets, net, non-current portion	1,576	4,911
Other intangible assets, net	14,051	3,275
Goodwill	17,518	6,309

Total assets	$376,243	$433,897

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$20,562	$19,013
Accrued and other current liabilities	58,024	57,530
Deferred revenue, current portion	7,604	8,675
Total current liabilities	86,190	85,218

Deferred revenue, non-current portion	167	169
Deferred rent	613	2,250
Deferred tax liabilities, net, non-current portion	3,166	432
Other long-term liabilities	492	3,100

Total liabilities	90,628	91,169

Shareholders' equity	285,615	342,728

Total liabilities and shareholders' equity	$376,243	$433,897

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Nine Months Ended September 30,
	2013	2012
	(in thousands)

Cash flows from operating activities:
Net income (loss)	$(61,520)	$41,768
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	15,045	12,478
Stock-based compensation	5,671	6,419
Loss on asset disposal	—	1,965
Equity in net loss of Rhapsody	6,209	4,095
Deferred income taxes, net	(1,238)	22,399
Gain on sale of patent and other technology assets, net of costs	—	(116,353)
Gain on sale of equity and other investments, net	—	(5,288)
Realized translation gain	(35)	(1,968)
Other	51	—
Net change in certain operating assets and liabilities	7,514	3,735
Net cash provided by (used in) operating activities	(28,303)	(30,750)

Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(5,798)	(6,478)
Proceeds from sale of patents and other technology assets, net of costs	—	116,353
Proceeds from sale of equity and other investments	—	7,244
Purchases of short-term investments	(85,670)	(76,191)
Proceeds from sales and maturities of short-term investments	110,359	51,885
Decrease (increase) in restricted cash equivalents and investments, net	5,000	103
Acquisitions of businesses, net of cash acquired	(22,480)	—
Net cash provided by (used in) investing activities	1,411	92,916
Cash flows from financing activities:
Proceeds from issuance of common stock (stock options and stock purchase plan)	408	3,240
Tax payments from shares withheld upon vesting of restricted stock	(911)	(964)
Payment of contingent consideration	(828)	—
Net cash provided by (used in) financing activities	(1,331)	2,276
Effect of exchange rate changes on cash and cash equivalents	(96)	(73)
Net increase (decrease) in cash and cash equivalents	(28,319)	64,369
Cash and cash equivalents, beginning of period	163,198	106,333
Cash and cash equivalents, end of period	$134,879	$170,702

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	2013			2012
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
	(in thousands)
Net Revenue by Line of Business
RealPlayer Group (A)	$17,641	$18,383	$22,383	$25,838	$21,392	$22,158	$22,081
Mobile Entertainment (B)	19,948	18,592	20,495	25,718	22,820	26,005	25,775
Games (C)	11,369	12,875	13,915	15,708	14,876	17,363	19,108
Total net revenue	$48,958	$49,850	$56,793	$67,264	$59,088	$65,526	$66,964

Net Revenue by Product
RealPlayer Group
- License (D)	$7,281	$6,766	$8,332	$10,956	$6,757	$8,334	$7,733
- Subscriptions (E)	3,616	4,193	4,924	6,192	7,056	6,810	7,601
- Media Properties (F)	6,745	7,424	9,127	8,690	7,579	7,014	6,747

Mobile Entertainment
- SaaS (G)	18,155	17,002	18,674	22,793	20,696	23,286	23,464
- Systems Integration / Professional Services (H)	322	300	291	1,295	247	965	426
- Technology License & Other (I)	1,470	1,290	1,530	1,630	1,877	1,754	1,885

Games
- License (J)	3,421	4,089	5,249	5,222	5,136	6,053	7,587
- Subscriptions (K)	5,733	5,980	6,312	6,876	6,952	7,536	8,170
- Media Properties (L)	2,215	2,806	2,354	3,610	2,788	3,774	3,351

Total net revenue	$48,958	$49,850	$56,793	$67,264	$59,088	$65,526	$66,964

Net Revenue by Geography
United States	$21,039	$21,463	$28,024	$28,315	$29,101	$28,614	$31,814
Rest of world	27,919	28,387	28,769	38,949	29,987	36,912	35,150
Total net revenue	$48,958	$49,850	$56,793	$67,264	$59,088	$65,526	$66,964

Net Revenue by Line of Business
(A) The RealPlayer Group primarily includes revenue from RealPlayer and related products, such as the distribution of third-party software products, advertising on RealPlayer websites, and sales of RealPlayer Plus software licenses to consumers, sales of intellectual property licenses, and consumer subscriptions such as SuperPass.

(B) The Mobile Entertainment division primarily includes revenue from SaaS services, system integration, and professional services to mobile carriers, and sales of technology licenses of our software products such as Helix.

(C) The Games division primarily includes revenue from sales of games licenses, online games subscription services, advertising on games sites and social network sites, microtransactions from online and social games, and sales of mobile games.

Net Revenue by Product
(D) Licensing revenue within the RealPlayer Group includes sales of RealPlayer Plus software licenses to consumers and sales of intellectual property licenses.
(E) Subscriptions revenue within the RealPlayer Group includes revenue from subscriptions such as SuperPass.
(F) Media Properties revenue within the RealPlayer Group includes distribution of third-party software products and advertising on RealPlayer websites.
(G) SaaS revenue within Mobile Entertainment includes revenue from music on demand, video on demand, ringtones, ringback tones, and intercarrier messaging services provided to network services providers who are largely mobile phone networks.

(H) Systems Integration / Professional Services revenue within Mobile Entertainment includes professional services, other than those associated with software sales, provided to mobile carriers.
(I) Licensing revenue within Mobile Entertainment includes revenue from Helix-related products.
(J) Licensing revenue within Games includes retail games-related revenue, microtransactions from online and social games and sales of mobile games.
(K) Subscriptions revenue within Games includes revenue from online games subscriptions.
(L) Media Properties revenue within Games includes distribution of third-party software products and advertising on games sites and social network sites.

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations
(Unaudited)

	2013		2012	2013	2012
	Q3	Q2	Q3	YTD	YTD
	(in thousands)
RealPlayer Group

Net revenue	$17,641	$18,383	$21,392	$58,407	$65,631
Cost of revenue	3,264	4,409	6,735	12,984	16,026
Gross profit	14,377	13,974	14,657	45,423	49,605

Gross margin	81%	76%	69%	78%	76%

Operating expenses	14,449	14,001	13,082	44,656	41,849
Operating income (loss)	$(72)	$(27)	$1,575	$767	$7,756

Adjusted EBITDA	$624	$470	$2,275	$2,425	$9,347

Mobile Entertainment

Net revenue	$19,948	$18,592	$22,820	$59,035	$74,600
Cost of revenue	11,972	11,170	12,740	33,974	43,093
Gross profit	7,976	7,422	10,080	25,061	31,507

Gross margin	40%	40%	44%	42%	42%

Operating expenses	9,453	8,412	11,936	26,976	40,591
Operating income (loss)	$(1,477)	$(990)	$(1,856)	$(1,915)	$(9,084)

Adjusted EBITDA	$503	$694	$341	$4,579	$(2,145)

Games

Net revenue	$11,369	$12,875	$14,876	$38,159	$51,347
Cost of revenue	3,216	3,381	4,989	10,397	17,332
Gross profit	8,153	9,494	9,887	27,762	34,015

Gross margin	72%	74%	66%	73%	66%

Operating expenses	11,513	11,755	12,023	35,120	39,962
Operating income (loss)	$(3,360)	$(2,261)	$(2,136)	$(7,358)	$(5,947)

Adjusted EBITDA	$(2,704)	$(1,315)	$(1,321)	$(5,173)	$(3,790)

Corporate

Net revenue	$—	$—	$—	$—	$—
Cost of revenue	538	559	780	1,660	2,182
Gross profit	(538)	(559)	(780)	(1,660)	(2,182)

Gross margin	N/A	N/A	N/A	N/A	N/A

Gain on sale of patents and other technology assets, net of costs	—	—	—	—	116,353
Operating expenses	22,990	12,667	19,978	46,201	44,445
Operating income (loss)	$(23,528)	$(13,226)	$(20,758)	$(47,861)	$69,726

Adjusted EBITDA	$(6,792)	$(5,602)	$(7,337)	$(18,962)	$(23,380)

Total

Net revenue	$48,958	$49,850	$59,088	$155,601	$191,578
Cost of revenue	18,990	19,519	25,244	59,015	78,633
Gross profit	29,968	30,331	33,844	96,586	112,945

Gross margin	61%	61%	57%	62%	59%

Gain on sale of patents and other technology assets, net of costs	—	—	—	—	116,353
Operating expenses	58,405	46,835	57,019	152,953	166,847
Operating income (loss)	$(28,437)	$(16,504)	$(23,175)	$(56,367)	$62,451

Adjusted EBITDA	$(8,369)	$(5,753)	$(6,042)	$(17,131)	$(19,968)

RealNetworks, Inc. and Subsidiaries
Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment
(Unaudited)

	2013		2012	2013	2012
	Q3	Q2	Q3	YTD	YTD
	(in thousands)
RealPlayer Group

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(72)	$(27)	$1,575	$767	$7,756
Acquisitions related intangible asset amortization	60	62	62	189	220
Depreciation and amortization	636	435	638	1,469	1,371
Adjusted EBITDA	$624	$470	$2,275	$2,425	$9,347

Mobile Entertainment

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(1,477)	$(990)	$(1,856)	$(1,915)	$(9,084)
Acquisitions related intangible asset amortization	1,055	638	796	2,506	2,384
Depreciation and amortization	925	1,046	1,401	3,988	4,555
Adjusted EBITDA	$503	$694	$341	$4,579	$(2,145)

Games

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(3,360)	$(2,261)	$(2,136)	$(7,358)	$(5,947)
Acquisitions related intangible asset amortization	314	230	171	565	587
Depreciation and amortization	342	716	644	1,620	1,570
Adjusted EBITDA	$(2,704)	$(1,315)	$(1,321)	$(5,173)	$(3,790)

Corporate

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(23,528)	$(13,226)	$(20,758)	$(47,861)	$69,726
Other income (expense), net	(118)	(137)	248	(146)	1,674
Depreciation and amortization	1,839	1,859	604	4,708	1,791
Restructuring and other charges	1,877	816	10,724	4,075	13,872
Stock-based compensation	1,613	2,020	1,602	5,671	5,667
Gain on sale of patents and other technology assets, net of costs	—	—	—	—	(116,353)
Lease exit and related charges	—	3,066	243	3,066	243
Loss on litigation settlements	11,525	—	—	11,525	—
Adjusted EBITDA	$(6,792)	$(5,602)	$(7,337)	$(18,962)	$(23,380)

Total

Reconciliation of GAAP operating income (loss) to adjusted EBITDA:

Operating income (loss)	$(28,437)	$(16,504)	$(23,175)	$(56,367)	$62,451
Other income (expense), net	(118)	(137)	248	(146)	1,674
Acquisitions related intangible asset amortization	1,429	930	1,029	3,260	3,191
Depreciation and amortization	3,742	4,056	3,287	11,785	9,287
Lease exit and related charges	—	3,066	243	3,066	243
Loss on litigation settlements	11,525	—	—	11,525	—
Restructuring and other charges	1,877	816	10,724	4,075	13,872
Stock-based compensation	1,613	2,020	1,602	5,671	5,667
Gain on sale of patents and other technology assets, net of costs	—	—	—	—	(116,353)
Adjusted EBITDA	$(8,369)	$(5,753)	$(6,042)	$(17,131)	$(19,968)